SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed  by  the  registrant  __

Filed  by  a  party  other  than  the  registrant  __

Check  the  appropriate  box:
__  Preliminary  proxy  statement.   __  Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
x  Definitive  proxy  statement.
__

__  Definitive  additional  materials.

__  Soliciting  material  under  Rule  14a-12.


                             TELENETICS CORPORATION
                             ----------------------
                 (Name of Registrant as Specified in Its Charter

                                WILLIAM C. KOSOFF
                                -----------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee  (check  the  appropriate  box):

x     No  fee  required.
__

__     Fee computed on  table below per Exchange Act rules 14a-6(i)(1) and 0-11.


(1)     Title  of  each  class  of  securities  to  which  transaction  applies:
                                  common stock
                                  ------------

(2)     Aggregate  number  of  securities  to  which  transaction  applies:
                                   27,965,428
                                   ----------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)     Proposed  maximum  aggregate  value  of  transaction:


(5)     Total  fee  paid:


__     Fee  paid  previously  with  preliminary  materials.


__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)     Amount  Previously  Paid:


(2)     Form,  Schedule  or  Registration  Statement  No.:
                                       14A
                                       ---

(3)     Filing  Party:
                                WILLIAM C. KOSOFF
                                -----------------

(4)     Date  Filed:
                                  MAY 10, 2002
                                  ------------





                                WILLIAM C. KOSOFF
                                   337 MARWOOD
                           FULLERTON, CALIFORNIA 92832
                                  May 10, 2002

To  Shareholders  of  Telenetics  Corporation:
     You have previously received a proxy statement and a proxy card prepared by the management of Telenetics Corporation ("Telenetics"), which proxy card they wish you to use in connection with Telenetics' 2002 Annual Meeting of Shareholders (the "Annual Meeting") that will be held at 9:30 a.m. on May 15, 2002, at 25111 Arctic Ocean, Lake Forest, California 92630. As a holder of Telenetics outstanding common stock as of the close of business on March 25, 2002, you are entitled to vote at the Annual Meeting.
I currently intend that my name be placed in nomination at the Annual Meeting for my election to the board of directors of Telenetics.
Enclosed is a copy of the proxy statement that I have prepared and a proxy card for your use in connection with that statement. I would ask that you carefully review my enclosed proxy statement and, thereafter, that you complete, sign, date, and return the enclosed proxy card to me in order to permit me, rather than Telenetics' designated proxies, to represent and vote your shares at the Annual Meeting. Of course, if you later desire to revoke your proxy for any reason, you may do so in the manner described in the enclosed proxy statement. I hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date, and return the enclosed proxy card to me as soon as possible in order to make certain that I will be able to represent your shares at the Annual Meeting and that I will be able to vote them in the manner that you specify on the enclosed proxy card or, if you choose, in such manner as I believe is in the best interests of Telenetics and its shareholders.
     Sincerely,
     /s/  WILLIAM  C.  KOSOFF

William  C.  Kosoff

                                WILLIAM C. KOSOFF
                                   337 MARWOOD
                           FULLERTON, CALIFORNIA 92832

                                 PROXY STATEMENT
                              _____________________
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                            OF TELENETICS CORPORATION
                                  MAY 15, 2002
                              _____________________
               YOUR PROXY IS BEING SOLICITED BY WILLIAM C. KOSOFF

                THIS PROXY MATERIAL IS FIRST BEING TRANSMITTED TO
           SHAREHOLDERS BY WILLIAM C. KOSOFF ON OR ABOUT MAY 10, 2002
                              _____________________
     This proxy statement is being furnished in connection with William C. Kosoff's solicitation of proxies for use at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Telenetics Corporation ("Telenetics") to be held at 9:30 a.m. local time on May 15, 2002, at 25111 Arctic Ocean, Lake Forest, California 92630, and at any adjournments of the Annual Meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" the two proposals listed on the proxy (Proposals 2 and 3). NOTE: IF NO SPECIFICATION IS INDICATED FOR THE ELECTION OF DIRECTORS, THE SHARES WILL BE VOTED IN SUCH MANNER AND FOR SUCH CANDIDATES AS WILLIAM C. KOSOFF DETERMINES IN HIS SOLE AND ABSOLUTION DISCRETION. MR. KOSOFF CURRENTLY INTENDS THAT HIS NAME BE PLACED IN NOMINATION AT THE ANNUAL MEETING FOR HIS ELECTION TO THE BOARD OF DIRECTORS OF TELENETICS. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the proxy holder, by the issuance of a subsequent proxy, or by voting in person at the Annual Meeting.

At the close of business on March 25, 2002, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, Telenetics has advised that it had issued and outstanding 27,965,428 shares of common stock. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or at any adjournments of thereof.

Each share of common stock entitles the holder of record to one vote on any matter coming before the Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a shareholder of Telenetics, who is present at the Annual Meeting, gives notice at the Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Once any shareholder gives proper notice of his or her intention to vote cumulatively, then each shareholder eligible to vote will be entitled to cumulate his or her votes. IF NO SHAREHOLDER PRESENT AT THE ANNUAL MEETING GIVES NOTICE AT THE ANNUAL MEETING, PRIOR TO THE VOTING FOR THE ELECTION OF DIRECTORS, OF HIS OR HER INTENTION TO VOTE CUMULATIVELY, IT IS THE CURRENT INTENTION OF WILLIAM C. KOSOFF TO GIVE SUCH NOTICE. Notice of intention to vote cumulatively MAY NOT be given by simply marking and returning a proxy.

If any shareholder gives proper notice of his or her intention to vote cumulatively, then each shareholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote. At the Annual Meeting, I expect that I may, in my sole and absolute discretion, exercise cumulative voting rights in respect of all proxies that I then hold to vote those shares in such a way as to ensure the election of as many of the nominees to the board of directors as I deem possible. I DO NOT EXPECT THAT, AT THE ANNUAL MEETING, I WILL VOTE ANY SHARES FOR WHICH I THEN HOLD PROXIES FOR THE ENTIRE SLATE OF NOMINEES RECOMMENDED BY TELENETICS' CURRENT DIRECTORS, ALTHOUGH, IN MY SOLE AND ABSOLUTE DISCRETION, I MAY VOTE SOME OR ALL OF THE SHARES AT THE ANNUAL MEETING FOR WHICH I HOLD PROXIES FOR ONE OR MORE OF THE PERSONS ON THE SLATE. IN MY SOLE AND ABSOLUTE DISCRETION, I EXPECT TO VOTE SOME OR ALL OF THE SHARES FOR WHICH I THEN HOLD SHARES FOR MY OWN CANDIDACY AND FOR ANY OTHER PERSON WHO MAY BE PROPERLY NOMINATED AT THE ANNUAL MEETING. My discretion and authority may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny me the authority to vote for any or all of the current nominees to the board of directors and for any or all of any persons properly nominated at the Annual Meeting for election to the board of directors, even if cumulative voting is not called for at the Annual Meeting.

A shareholder may choose to withhold authority from me to vote for any of the individual nominees recommended by Telenetics' current directors by marking the appropriate box on the proxy card and striking out the name(s) of the disfavored candidate(s) as it (they) appear on the proxy card. In that event, I will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting. However, I will retain the authority to vote for the candidates nominated to the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. If a shareholder does not specify the manner in which he or she wishes his or her votes to be allocated at the Annual Meeting, in the event of cumulative voting, I will allocate such votes in such manner as I determine in my sole and absolute discretion. Ballots will be available at the Annual Meeting for shareholders who desire to vote in person.

Under California law and Telenetics' Restated and Amended Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the shareholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the number of votes "against" the proposal.

In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

I have paid the expenses of my soliciting proxies for use at the Annual Meeting, including the cost of preparing, assembling, and mailing these proxy solicitation materials. I may solicit proxies personally, by mail, or by telephone. I have no current plans to hire paid solicitors to assist in obtaining proxies, but I reserve the option to do so in my sole and absolute discretion. The matters to be considered and acted upon at the Annual Meeting were referred to in Telenetics' notice to you, and are discussed more fully therein.

                                VOTING PROCEDURES

     To provide William C. Kosoff your proxy for him to represent your shares and to vote them at the Annual Meeting, please complete, sign, and date the enclosed proxy card and return it to him. Submitting a proxy to Mr. Kosoff will not affect your right to attend the Annual Meeting and vote in person.

HOW  DO  I  VOTE  IN  PERSON  IF  I  AM  A  RECORD  HOLDER?

     If you are a shareholder of record of Telenetics common stock on the record date, March 25, 2002, you may attend the Annual Meeting and vote in person.

HOW  DO  I  VOTE  BY  PROXY  IF  I  AM  A  RECORD  HOLDER?

     To vote by proxy and to designate William C. Kosoff as your proxy, you should complete, sign, and date the enclosed proxy card and return it promptly in to Mr. Kosoff. To be able to vote your shares in accordance with your instructions at the Annual Meeting, he must receive your proxy as soon as possible, but in any event prior to the Annual Meeting. You may vote your shares without submitting a proxy to Mr. Kosoff if you vote in person or if you submit a proxy to the Secretary of Telenetics.

WHAT  IF  I  AM  NOT  THE  RECORD  HOLDER  OF  MY  SHARES?

     If your shares are held in the name of a brokerage firm, bank nominee, or other institution, only it can give a proxy with respect to your shares. You may have received either a proxy card from one of such institutions as the record holder of your shares or an instruction card (either of which you can complete and return to the record holder to direct its voting of your shares). If the record holder has not sent you either a proxy card or an instruction card, you may contact the record holder directly to provide it with instructions. You may receive more than one set of voting materials, including multiple copies of Telenetics' proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which shares are held. I urge you to discard any proxy or voting instruction cards sent to you by Telenetics or by your broker on behalf of Telenetics.

IF YOU HAVE PREVIOUSLY SIGNED A PROXY OR VOTING INSTRUCTION CARD SENT BY TELENETICS, I URGE YOU TO SIGN, DATE, AND PROMPTLY DELIVER THE ENCLOSED PROXY CARD TO MR. KOSOFF, WHICH WILL REVOKE ANY EARLIER DATED PROXY OR VOTING INSTRUCTION CARDS SOLICITED BY THE TELENETICS BOARD OF DIRECTORS WHICH YOU MAY HAVE SIGNED. It is very important that you date your proxy. It is not necessary to contact Telenetics for your revocation to be effective.

If you do not have record ownership of your shares and want to vote in person at the Annual Meeting or if you are voting for someone else at the Annual Meeting, you may obtain a document called a "legal proxy" from the record holder of the shares or such other person and bring it to the Annual Meeting. IF YOU HAVE PREVIOUSLY SIGNED A PROXY OR VOTING INSTRUCTION CARD SENT BY YOUR BROKER ON BEHALF OF TELENETICS, I URGE YOU TO (I) OBTAIN A LEGAL PROXY IN YOUR NAME FROM YOUR BROKER FOR YOUR SHARES AND (II) SIGN, DATE, AND PROMPTLY DELIVER THE ENCLOSED PROXY CARD, AND ALL CORRESPONDENCE FROM YOUR BROKER, TO MR. KOSOFF.

     If you need assistance, please contact Mr. Kosoff by telephone at 714.822.4949, or his counsel, Randolf Katz, esq., at Bryan Cave llp, by telephone at 949.223.7103.

WHAT  SHOULD  I  DO  IF  I  RECEIVE  A  PROXY  CARD FROM TELENETICS' MANAGEMENT?

     Proxies are being solicited by Telenetics' management. If you submit a proxy to me by signing and returning the enclosed proxy card, do not sign or return the proxy card or follow any voting instructions provided by Telenetics unless you intend to change your vote, because only your latest-dated proxy will be counted. If you have already sent a proxy card to Telenetics and voted in favor of the slate of director nominees put forth by Telenetics' management, you may revoke it and vote against the proposed merger simply by signing, dating, and returning the enclosed proxy card.

WHAT  IF  I  WANT  TO  REVOKE  MY  PROXY  OR  CHANGE  MY  VOTING  INSTRUCTIONS?

     If you hold your shares as the RECORD OWNER, i.e., not in a brokerage account or in street name, and you gave Telenetics' management a proxy, you may revoke it at any time before it is voted on your behalf. Among the methods to do so, you may:

-    Deliver a later-dated proxy on the enclosed proxy card to William C.
     Kosoff; or
- Deliver a written notice of revocation of your earlier proxy to either William C. Kosoff or the Secretary of Telenetics; or
-    Vote in person at the Annual Meeting.

If you hold your shares as the BENEFICIAL OWNER, i.e., in a brokerage account or in street name, you may change your vote at any time before it is voted on your behalf. Among the methods to do so, you may:

-    Submit new voting instructions to your broker or nominee; or
- Attend the Annual Meeting and vote in person, provided you have obtained a signed legal proxy from the record holder giving you the right to vote your shares; or
- Deliver the enclosed proxy card to Mr. Kosoff, provided you have obtained a signed legal proxy from the record holder giving you the right to vote your shares.

     If you choose to revoke a proxy by giving written notice or a later-dated proxy to the secretary of Telenetics or by submitting new voting instructions to your broker or nominee, I would appreciate if you would assist me in representing the interests of shareholders on an informed basis by sending me a copy of your revocation, proxy, or new voting instructions or by calling William
C. Kosoff at 714.822.4949. REMEMBER, YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS.

IF  I  PLAN  TO  ATTEND  THE  ANNUAL  MEETING,  SHOULD  I  STILL SUBMIT A PROXY?

     Whether you plan to attend the Annual Meeting or not, I urge you to submit a proxy. Returning the enclosed proxy card will not affect your right to attend the Annual Meeting and vote.

WHO  CAN  VOTE?

     You are eligible to vote or to execute a proxy only if you owned Telenetics common stock on the record date for the Annual Meeting, March 25, 2002. Even if you sold your shares after the record date, you will retain the right to execute a proxy in connection with the Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. Approximately 27,965,428 shares of Telenetics common stock were issued and outstanding on the record date for the Annual Meeting.

HOW  MANY  VOTES  DO  I  HAVE?

     With respect to each matter to be considered at the Annual Meeting, you are entitled to one vote for each share of Telenetics common stock owned on the record date. Based on documents publicly filed by Telenetics, Telenetics has no outstanding voting securities other than its common stock.

HOW  WILL  MY  SHARES  BE  VOTED?

     If you give a proxy on the enclosed proxy card, your shares will be voted as you direct. If you submit a signed proxy card to William C. Kosoff without instructions, your shares will be voted AS MR. KOSOFF DETERMINES IN HIS SOLE AND ABSOLUTE DISCRETION. Further, on matters not described in this proxy statement that Mr. William Kosoff does not know, a reasonable time before this solicitation, are to be presented to the Annual Meeting and that properly come before the Annual Meeting or any adjournment or postponement thereof, Mr. Kosoff shall vote your shares in the manner determined in his sole and absolute discretion. If Telenetics shareholders holding shares of Telenetics common stock in street name do not provide voting instructions, their shares will not be voted and will therefore be considered broker "non-votes" because, once your broker becomes aware of this proxy contest for election of directors, your broker loses any authority to vote the shares it holds in street name for you, unless you provide your broker with specific instructions on how you want your shares to be voted. Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.


WHAT  IS  A  QUORUM  AND  WHY  IS  IT  NECESSARY?

     A quorum of shareholders is necessary to have a valid meeting of Telenetics shareholders. A majority of the shares of Telenetics common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the Annual Meeting in order for a quorum to be established. Abstentions and broker "non-votes" count as present for establishing the quorum described above. A broker "non-vote" occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given. Shares held by Telenetics in its treasury do not count toward the quorum.

CAN  THE  MEETING  BE  ADJOURNED  OR  POSTPONED?

     Telenetics' Restated and Amended Bylaws provide that any adjournment or postponement of the Annual Meeting may be made at any time by a vote of shareholders holding a majority of shares of Telenetics common stock represented at the Annual Meeting, either in person or by proxy, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. Any adjournment or postponement could be for the purpose of allowing additional time for soliciting votes from Telenetics shareholders to approve the slate of nominees recommended by Telenetics' current directors; however, I currently do not intend to vote any shares for which I then hold proxies in favor of an adjournment of the Annual Meeting for purposes of soliciting additional votes in respect of the election of directors. If you give a proxy on the enclosed proxy card, your shares will be voted against any proposal to postpone or adjourn the Annual Meeting if such proposal is made to facilitate the slate of nominees recommended by Telenetics' current directors.

HOW  CAN  I  RECEIVE  MORE  INFORMATION?

     If you have any questions about giving your proxy or about this proxy solicitation, or if you require assistance, please call William C. Kosoff at 714.822.4949.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)
     Telenetics' Restated and Amended Bylaws provide for a range of five to seven directors and fix the current number of directors at six. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified, or until their earlier death, resignation, or removal. I currently intend that the proxies that I am soliciting will be voted "for" my election to Telenetics' board of directors, unless a contrary instruction is made on the proxy. If, for any reason, I am unavailable to become a candidate for director, an event that is not anticipated, I will vote for one or more properly nominated candidates to the board of directors. As described above, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Five of the six nominees recommended by Telenetics' current directors are, at present, directors of Telenetics. Although I am a founder of Telenetics, I am not at present a director of Telenetics.

For detailed information regarding the current directors and executive officers of Telenetics, the director nominees, and their ages, positions and business experience, you should refer to Telenetics' proxy statement.

INFORMATION  ABOUT  WILLIAM  C.  KOSOFF

     WILLIAM KOSOFF, VICE PRESIDENT, MAJOR ACCOUNT SALES, is a founder of Telenetics and served as its President until 1992. Mr. Kosoff assumed the position of Vice President, Major Account Sales in April, 2002. During 2001 and prior to his assuming such position, Mr. Kosoff was Telenetics' Director of Worldwide Sales. During 1999, he served as Telenetics' Director of Business Development. Mr. Kosoff left Telenetics between 1992 and May of 1998 to pursue opportunities in the commercial data communications marketplace. During such period, he served as President and Chief Executive Officer of Blue Line Communications Warehouse, Inc., an enterprise that sold commercial data communications equipment, including Telenetics products, at retail. As of the date of this proxy statement, Mr. Kosoff remains a director of Blue Line Communications, which has ceased doing business as of December of 2001. Mr. Kosoff received his BA in Physics from California State University in 1976.

COMPENSATION  OF  WILLIAM  C.  KOSOFF

     The Summary Compensation Table below provides information concerning the annual and long-term compensation for services in my capacities as an employee of Telenetics during 1999, 2000, and 2001.

SUMMARY  COMPENSATION  TABLE


                                                                                             Long-Term Compensation
                                                                                         -----------------------
                                                  Annual Compensation                        Awards        Payouts
                                                  -------------------                      ----------      -------
                                                                                           Securities
                                                                                           Underlying      All Other
Name and Principal Position            Year       Salary ($)              Bonus ($)         Options (#)  Compensation ($)
---------------------------                 --------------------  -----------------------  -----------  ----------------
                                      2001                69,425                   10,000       70,000                --
William C. Kosoff (1). . . . . . . .  2000                71,000                       --           --                --
Vice President, Major Account Sales.  1999                65,642                       --           --                --


_______________
(1) Mr. Kosoff assumed the position of Vice President, Major Account Sales in April, 2002, with an annual compensation of $90,000. During 2001 and prior to his assuming such position, Mr. Kosoff was Telenetics' Director of Worldwide Sales. During 1999, he served as Telenetics' Director of Business Development.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during 2001 to William C. Kosoff.




                                    Percent of Total
                   Number of        Options
                   Securities       Granted to
                   Underlying       Employees in       Exercise or
Name. . . . . . .  Options Granted  Fiscal Year (1)    Base Price    Expiration Date
-----------------  ---------------  -----------------  ------------  ---------------

William C. Kosoff           70,000          2.73% (1)  $       0.21       10/31/2006


_______________
(1) Based on options to purchase 2,568,000 shares of common stock granted to employees during the year ended December 31, 2001.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES FOR WILLIAM C. KOSOFF

     The following table sets forth the number of exercisable and unexercisable "in-the-money" stock options and their values at December 31, 2001, for William
C. Kosoff. An option is "in-the-money" if the fair market value for the underlying securities exceeds the exercise price of the option. Mr. Kosoff did not acquire shares of common stock through the exercise of options during 2001.



                              Number of Securities Underlying                      Value of Unexercised
                                 Unexercised Options at                         "In-the-Money" Options at
Name                                December 31, 2001                             December 31, 2001 (1)
-----------------             -------------------------------                  --------------------------

                   Exercisable                      Unexercisable               Exercisable  Unexercisable
                   -------------------------------  --------------------------  -----------  -------------

William C. Kosoff                           30,000                      88,000       14,000         56,000


_______________
(1) The closing sale price of Telenetics' common stock on the OTC Electronic Bulletin Board on December 31, 2001 was $0.26.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS  WITH  WILLIAM  C.  KOSOFF

     On June 15, 2000, in Telenetics' private offering, I purchased 15,385 shares of Telenetics' common stock at $3.25. On September 9, 1998, pursuant to Telenetics' 1998 stock option plan, I was granted 10-year options to purchase up to 80,000 shares of Telenetics' common stock with an exercise price of $1.25 per share. The options vested ratably over five years, commencing May 1, 1999. I have exercised and sold 32,000 shares underlying such options; 32,000 options are vested as of the date of this proxy statement (or within 60 days thereafter), and 16,000 options are scheduled to vest on May 1, 2003. On October 31, 2001, pursuant to Telenetics' 2001 Amended and Restated Incentive Stock Option Plan, I was granted 10-year options to purchase up to 70,000 shares of Telenetics' common stock with an exercise price of $.21 per share. The options vested ratably over five years, commencing on the date of grant. 14,000 options are vested as of the date of this proxy statement (or within 60 days thereafter), and an aggregate of 56,000 options are scheduled to vest on the second through fourth anniversaries of the grant.

BENEFICIAL  OWNERSHIP  BY  WILLIAM  C.  KOSOFF

     As of April 15, 2002, Telenetics reported that a total of 27,965,428 shares of its common stock were outstanding. The following table sets forth information as of that date regarding my beneficial ownership of common stock. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, William C. Kosoff possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants or underlying notes held by that holder that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.






                                                 Percent of
                          Amount and Nature of   Common Stock
Name of Beneficial Owner  Beneficial Ownership   Beneficially Owned
------------------------  ---------------------  ------------------

William C. Kosoff. . . .             58,885 (1)                   *


_______________
*          Less  than  1.00%

(1) Includes 2,000 shares of Telenetics common stock owned by Mr. Kosoff, vested options to acquire 14,000 shares of common stock at an exercise price of $.21 per share, which options expire October 31, 2011, vested options to acquire 32,000 shares of common stock at an exercise price of $1.25 per share, which options expire September 8, 2008, as well as 10,885 shares of common stock owned by Mr. Kosoff's wife, as to which shares he disclaims beneficial ownership. The address for Mr. Kosoff is 337 Marwood, Fullerton, California 92832.

           AMENDMENT TO RESTATED AND AMENDED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                  (PROPOSAL 2)

     Effective as of March 5, 2002, Telenetics' board of directors approved an amendment to Article Third of its Restated and Amended Articles of Incorporation to increase the number of shares of its authorized common stock from 50,000,000 to 100,000,000. This amendment is referred to as the authorized share increase. The full text of the amendment is attached to Telenetics' proxy statement as Exhibit A. Telenetics' management stated in Telenetics' proxy statement that it
---------
believes that the authorized share increase is in the best interests of Telenetics and its shareholders and is critical in light of Telenetics' recent issuances of certain notes and note warrants, all as described under the heading "Certain Relationships and Related Transactions" in Telenetics' proxy statement.

REQUIRED  VOTE  OF  SHAREHOLDERS  AND  RECOMMENDATION  OF  WILLIAM  C.  KOSOFF

     The affirmative vote of a majority of the shares of common stock represented and voting on this proposal is required for approval of this proposal.

UNLESS THE SHAREHOLDER FROM WHOM I RECEIVED A PROXY OTHERWISE DIRECTS ME, I CURRENTLY EXPECT THAT, AT THE ANNUAL MEETING, I WILL VOTE SUCH SHARES FOR WHICH I THEN HOLD A PROXY TO APPROVE PROPOSAL 2 TO AMEND TELENETICS' RESTATED AND AMENDED ARTICLES OF INCORPORATION.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)

     Telenetics' board of directors has selected the independent certified public accounting firm of BDO Seidman, LLP to audit and comment on Telenetics' financial statements for the year ending December 31, 2002, and to conduct whatever audit functions are deemed necessary. BDO Seidman, LLP audited our financial statements for the year ended December 31, 2001, that were included in Telenetics' most recent annual report on Form 10-KSB.

REQUIRED  VOTE  OF  SHAREHOLDERS  AND  RECOMMENDATION  OF  WILLIAM  C.  KOSOFF

     Although a vote of shareholders is not required on this proposal, Telenetics' board of directors is asking Telenetics' shareholders to ratify the appointment of BDO Seidman, LLP as Telenetics' independent auditors. The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute shareholder ratification of the appointment, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum. If shareholder approval of this proposal is not obtained, Telenetics' board of directors may reconsider its appointment of independent auditors.

UNLESS THE SHAREHOLDER FROM WHOM I RECEIVED A PROXY OTHERWISE DIRECTS ME, I CURRENTLY EXPECT THAT, AT THE ANNUAL MEETING, I WILL VOTE SUCH SHARES FOR WHICH I THEN HOLD A PROXY TO APPROVE PROPOSAL 3 TO RATIFY THE APPOINTMENT OF BDO
SEIDMAN  LLP  AS  TELENETICS'  INDEPENDENT  AUDITORS.

                                  OTHER MATTERS

     William C. Kosoff knows of no other matters that may be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of Mr. Kosoff to vote any proxies then held by him in accordance with his judgment on such matters.

                         PROXY SOLICITATION AND EXPENSES

     Proxies may be solicited by mail, telephone, telefax, telegraph, the Internet, newspapers, and other publications of general distribution and in person. In connection with this solicitation of proxies, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries will be asked to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. William C. Kosoff will reimburse those institutions for reasonable expenses that they incur in connection with forwarding these materials. The entire expense of this proxy solicitation is being borne by William C. Kosoff. Costs related to the solicitation of proxies include expenditures for printing, postage, legal services, and other related items. Total expenditures are expected to be approximately $25,000.00. Total payments of costs to date are approximately $15,000.00.

                          INFORMATION ABOUT TELENETICS

     Set forth in this proxy statement are extracts of information obtained from Telenetics' public filings related to the beneficial ownership of Telenetics common stock and is incorporated in this proxy statement by reference. The information in this proxy statement concerning Telenetics has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. Although William C. Kosoff does not have any knowledge indicating that any statement contained herein that was based upon such Telenetics documents is untrue, he does not take any responsibility for the accuracy or completeness of any statements taken from Telenetics' public documents and records, or for any failure by Telenetics to disclose events that may affect the significance or accuracy of such information.

     For information about Telenetics, please review its proxy statement and the other documents that it has filed with the Securities and Exchange Commission. Telenetics has also advised that a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2001, is available without charge to shareholders and may be obtained by writing to Investor Relations Department, Telenetics Corporation, 25111 Arctic Ocean, Lake Forest, California 92630; telephone number 949.455.4000.

You may read and copy any materials that Telenetics or William C. Kosoff files with the Securities and Exchange Commission at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1.800.SEC.0330. The Securities and Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding Telenetics and other issuers that file electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission's Internet site is http://www.sec.gov.




                                    PROXY FOR
           2002 TELENETICS CORPORATION ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED BY AND ON BEHALF OF WILLIAM C. KOSOFF
     [THIS PROXY IS NOT SOLICITED BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF
                             TELENETICS CORPORATION]


     The undersigned shareholder of Telenetics Corporation (the "Company") hereby constitutes and appoints William C. Kosoff, with the power to appoint his substitute, as attorney and proxy to appear, attend, and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2002 annual meeting (the "Annual Meeting") of shareholders of the Company to be held at 25111 Arctic Ocean, Lake Forest, California 92630, on May 15, 2002, at 9:30 a.m. local time, and at any adjournments thereof, upon the below proposals.



     WILLIAM C. KOSOFF RECOMMENDS THAT ALL SHARES FOR THE ELECTION OF DIRECTORS BE VOTED CUMULATIVELY FOR HIM, ONCE (I) A SHAREHOLDER PRESENT AT THE ANNUAL MEETING HAS GIVEN PROPER NOTICE OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS AND (II) MR. KOSOFF'S NAME HAS BEEN PLACED IN NOMINATION FOR ELECTION TO TELENETICS' BOARD OF DIRECTORS. Mr. Kosoff also recommends a vote to approval proposals 2 and 3.

1.     To  elect  six  directors to the Company's board of directors as follows:

       __   FOR  all  nominees  listed  below,  except  __   WITHHOLD  AUTHORITY
            as  marked  to  the  contrary  below             to  vote  for all
                                                         nominees  listed  below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

     ________________  Shala Shashani Lutz  Bradley L. Jacobs   David B.Parshall
            Nominee

     ________________  H. George Levy   Thomas Povinelli   Robert  Schroeder
            Nominee

IF THE UNDERSIGNED SHAREHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE 2002 ANNUAL MEETING; HOWEVER, IF ANY OTHER SHAREHOLDER GIVES PROPER NOTICE AT THE 2002 ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2. To consider and vote upon a proposal to approve an amendment to the Company's Restated and Amended Articles of Incorporation to increase the Company's number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

       __   FOR  approval        __  AGAINST  approval     __     ABSTAIN

3. To consider and vote upon a proposal to ratify the appointment of BDO Seidman, LLP as independent certified public accountants of the Company for the year ending December 31, 2002.

       __   FOR  approval        __  AGAINST  approval     __     ABSTAIN

4. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE
UNDERSIGNED  IN  CONNECTION  WITH  THE  ACTIONS  PROPOSED ON THIS PROXY CARD ARE
HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO WILLIAM C. KOSOFF, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

Please mark, date, sign, and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              DATED:



                              _____________________________________________
                              (Signature  of  Shareholder(s))



                              _____________________________________________
                              (Print  Name(s)  Here)



                              ____________________________________________
                              (Number  of  Shares)

                              __   PLEASE  CHECK  IF  YOU  ARE  PLANNING
                                   TO  ATTEND  THE  2002  ANNUAL  MEETING.